Exhibit 99.1
                                                                    ------------

BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 05/31/02
Distribution Date: 06/25/02
-----------------------------------------------------------------------------------------------------------------------------------
Balances
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Initial         Period End
    Securitization Value                                                  $1,547,538,089       $763,669,150
    Reserve Account                                                          $81,245,750       $104,458,821
    Class A-1 Notes                                                         $180,000,000                 $0
    Class A-2 Notes                                                         $600,000,000                 $0
    Class A-3 Notes                                                         $300,000,000       $296,131,061
    Class A-4 Notes                                                         $389,660,000       $389,660,000
    Subordinated Note                                                        $30,951,089        $30,951,089
    Class B Certificates                                                     $46,927,000        $46,927,000

Current Collection Period
-----------------------------------------------------------------------------------------------------------------------------------

    Beginning Securitization Value                                          $790,154,292
        Principal Reduction Amount                                           $26,485,142
    Ending Securitization Value                                             $763,669,150

    Calculation of Required 2000-A SUBI Collection Account Amount
        Collections
           Receipts of Monthly Payments                                      $17,018,874
           Sale Proceeds                                                      $5,844,250
           Termination Proceeds                                              $12,517,158
           Recovery Proceeds                                                    $638,697
        Total Collections                                                    $36,018,978

        Servicer Advances                                                     $6,715,629
        Reimbursement of Previous Servicer Advances                          ($6,764,558)

    Required 2000-A SUBI Collection Account Amount                           $35,970,049

Servicer Advance Amounts
-----------------------------------------------------------------------------------------------------------------------------------

    Beginning Period Unreimbursed Previous Servicer Advance                  $15,800,284
    Current Period Monthly Payment Advance                                    $1,140,633
    Current Period Sales Proceeds Advance                                     $5,574,996
    Current Reimbursement of Previous Servicer Advance                       ($6,764,558)
    Ending Period Unreimbursed Previous Servicer Advances                    $15,751,355

Collection Account
-----------------------------------------------------------------------------------------------------------------------------------

    Deposits to 2000-A SUBI Collection Account                               $35,970,049
    Withdrawals from 2000-A SUBI Collection Account
        Servicing Fees                                                          $658,462
        Note Distribution Account Deposit                                     $3,951,192
        Reserve Fund Deposit - Subordinated Noteholder Interest                 $180,548
        Certificate Distribution Account Deposit                                $273,741
        Monthly Principal Distributable Amount                               $26,485,142
        Reserve Fund Deposit - Excess Collections                             $4,420,964
        Payments to Transferor                                                        $0
    Total Distributions from 2000-A SUBI Collection Account                  $35,970,049

Note Distribution Account
-----------------------------------------------------------------------------------------------------------------------------------

    Amount Deposited from the Collection Account                             $30,436,334
    Amount Deposited from the Reserve Account                                         $0
    Amount Paid to Noteholders                                               $30,436,334

Certificate Distribution Account
-----------------------------------------------------------------------------------------------------------------------------------

    Amount Deposited from the Collection Account                                $273,741
    Amount Deposited from the Reserve Account                                         $0
    Amount Paid to Certificateholders                                           $273,741

                                                                     Page 1 of 2

BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 05/31/02
Distribution Date: 06/25/02
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------

    Monthly Principal Distributable Amount                               Current Payment     Ending Balance  Per $1,000     Factor
    Class A-1 Notes                                                                   $0                 $0       $0.00      0.00%
    Class A-2 Notes                                                          $22,616,203                 $0      $37.69      0.00%
    Class A-3 Notes                                                           $3,868,939       $296,131,061      $12.90     98.71%
    Class A-4 Notes                                                                   $0       $389,660,000       $0.00    100.00%
    Subordinated Note                                                                 $0        $30,951,089       $0.00    100.00%
    Class B Certificates                                                              $0        $46,927,000       $0.00    100.00%

    Interest Distributable Amount                                        Current Payment         Per $1,000
    Class A-1 Notes                                                                   $0              $0.00
    Class A-2 Notes                                                             $125,331              $0.21
    Class A-3 Notes                                                           $1,660,000              $5.53
    Class A-4 Notes                                                           $2,165,860              $5.56
    Subordinated Note                                                           $180,548              $5.83
    Class B Certificates                                                        $273,741              $5.83

Carryover Shortfalls
-----------------------------------------------------------------------------------------------------------------------------------

                                                                  Prior Period Carryover    Current Payment  Per $1,000
    Class A-1 Interest Carryover Shortfall                                            $0                 $0          $0
    Class A-2 Interest Carryover Shortfall                                            $0                 $0          $0
    Class A-3 Interest Carryover Shortfall                                            $0                 $0          $0
    Class A-4 Interest Carryover Shortfall                                            $0                 $0          $0
    Subordinated Note Interest Carryover Shortfall                                    $0                 $0          $0
    Certificate Interest Carryover Shortfall                                          $0                 $0          $0

Reserve Account
-----------------------------------------------------------------------------------------------------------------------------------

    Beginning Period Required Amount                                        $104,458,821
    Beginning Period Amount                                                 $104,458,821
    Net Investment Earnings                                                     $154,278
    Current Period Deposit                                                    $4,601,512
    Reserve Fund Draw Amount                                                          $0
    Release of Excess Funds                                                   $4,755,791
    Ending Period Required Amount                                           $104,458,821
    Ending Period Amount                                                    $104,458,821

Residual Value Losses
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          Current Period         Cumulative
    Net Sale Proceeds                                                        $13,860,055       $381,340,218
    Residual Values                                                          $14,264,901       $398,846,674
    Residual Value Losses                                                       $404,846        $17,506,455

Receivables Data
-----------------------------------------------------------------------------------------------------------------------------------

    Beginning of Period Lease Balance                                       $870,031,735
    End of Period Lease Balance                                             $840,465,499

    Delinquencies Aging Profile - End of Period Lease Balance              Dollar Amount         Percentage
        Current                                                             $775,853,455             92.31%
        1-29 days                                                            $56,366,979              6.71%
        30-59 days                                                            $6,750,510              0.80%
        60-89 days                                                            $1,040,987              0.12%
        90-119 days                                                             $258,616              0.03%
        120+ days                                                               $194,953              0.02%
        Total                                                               $840,465,499            100.00%
        Delinquent Receivables +30 days past due                              $8,245,065              0.98%

    Credit Losses                                                         Current Period         Cumulative
        Liquidated Lease Balance                                                $568,454        $11,560,856
        Liquidation Proceeds                                                    $464,452         $8,319,049
        Recovery Proceeds                                                        $58,643           $275,238
        Net Credit Losses                                                        $45,359         $2,966,569

Note: Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.

                                                                     Page 2 of 2